3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-754-8758

September 30, 2011

Dear Shareholder:

The Sound Shore Fund ended September 30, 2011 with a net asset value of $26.53 per share. The third quarter total return of -19.19% lagged declines for the Standard & Poor’s 500 Index (“S&P 500”) and the Dow Jones Industrial Average (“Dow Jones”) of -13.87% and -11.49%, respectively. Year-to-date, the Fund is down -16.27%, and trails the S&P 500 and the Dow Jones, which have returns of -8.68% and -3.90%, respectively. These recent results fell short of our expectations and longer term performance.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s 1, 5, 10, and 15-year average annual total returns for the period ended September 30, 2011 were -6.77%, -3.37%, 2.92%, and 5.96%, respectively. As stated in the current prospectus, the Fund’s annual operating expense ratio is 0.95%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

Macro headlines overwhelmed stock fundamentals in the quarter as the US budget stalemate, Standard & Poor’s downgrade of US Treasury debt, and the European sovereign debt saga aligned to push investors further into historically low yielding bonds. This marks the first time since 1958 that the S&P 500 dividend yield has been greater than the yield on the 10 year US Treasury. Not to mention that the S&P 500’s dividend payout ratio is at 26% — the lowest since its inception in 1926.

Expectations for stocks are low as evidenced by the market’s below norm valuation and the funds flow exodus from equities, all of which imply fertile ground for long-term investors. Your portfolio is even more attractively priced given its forward price-earnings multiple of 9 times and consensus earnings per share growth through 2012 that is better than that forecast for the overall market.

The third quarter selloff created valuation opportunities in many stocks. We added to those in the portfolio like Sunoco, which had declined about a third from its 52 week high while executing a breakup strategy that has produced in hand and committed cash equal to about 75% of its share price. Also, we invested in oil and gas producer Devon Energy after it declined -30% during the third quarter, was down -40% from its 52 week high, and was valued 40% below norm on reserves. Devon’s fundamental attributes include its premiere North American property base, 10% or greater production per share growth, and a nearly debt free balance sheet. As with Sunoco and Devon, we continue to focus on each company’s ability to make its own tail wind, especially versus low expectations, as a critical element in our holdings’ investment theses.

While we were surprised by the magnitude of the recent downturn and its effect on a number of our holdings, we are most encouraged by the longer term opportunities presented by the earnings, cash-flows and balance sheets of our portfolio companies. As investors have abandoned individual stocks for index funds, ETFs, and high frequency momentum trading, we believe this has created a “value gap” and the opportunity to outperform. We look forward to continuing to earn and deserve your confidence.

As always, thank you for your investment alongside ours in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Fund returns assume the reinvestment of all dividend and capital gain distributions. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. It is not possible to invest directly in an Index or Average.

Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 9/30/11:    Devon Energy Corp.: 1.49% and Sunoco, Inc.: 2.79%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Investments in medium-sized companies pose greater risks than those typically associated with larger, more established companies, such as increased volatility. Foreign investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments.

The views in this letter were those of the Fund managers as of 9/30/11 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011 (Unaudited)

	Share Amount	Market Value
Common Stocks (98.0%)
Auto (2.6%)
General Motors Co. †	1,941,200	$39,173,416

Consumer Discretionary (7.9%)
Comcast Corp., Class A	2,024,100	42,303,690
Lowe’s Companies, Inc.	1,366,200	26,422,308
Time Warner, Inc.	1,644,000	49,270,680

		117,996,678

Consumer Staples (5.7%)
CVS Caremark Corp.	1,345,300	45,175,174
Wal-Mart Stores, Inc.	778,900	40,424,910

		85,600,084

Diversified Financials (14.1%)
Bank of America Corp.	5,571,000	34,094,520
Citigroup, Inc.	1,733,790	44,419,700
Credit Suisse Group AG ADR	1,290,200	33,854,848
Invesco Ltd.	2,410,500	37,386,855
State Street Corp.	926,400	29,793,024
The Charles Schwab Corp.	2,819,700	31,778,019

		211,326,966

Energy (11.2%)
ConocoPhillips	243,100	15,393,092
Devon Energy Corp.	402,900	22,336,776
Diamond Offshore Drilling, Inc.	273,600	14,976,864
El Paso Corp.	867,700	15,167,396
EQT Corp.	423,400	22,592,624
Marathon Petroleum Corp.	636,900	17,234,514
Sunoco, Inc.	1,347,800	41,795,278
Weatherford International Ltd. †	1,474,500	18,003,645

		167,500,189

See Notes to the Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2011 (Unaudited)

	Share Amount	Market Value
Health Care (2.4%)
Baxter International, Inc.	647,800	$36,367,492

Industrials (4.1%)
Delta Air Lines, Inc. †	3,844,500	28,833,750
Southwest Airlines Co.	4,075,700	32,768,628

		61,602,378

Insurance (4.7%)
Marsh & McLennan Companies, Inc.	1,427,500	37,885,850
MetLife, Inc.	1,190,900	33,357,109

		71,242,959

Materials (5.7%)
LyondellBasell Industries NV, Class A	1,328,000	32,443,040
Newmont Mining Corp.	398,300	25,053,070
Owens-Illinois, Inc. †	1,804,300	27,281,016

		84,777,126

Pharmaceuticals (10.5%)
Abbott Laboratories	949,400	48,552,316
Novartis AG ADR	586,700	32,720,259
Pfizer, Inc.	2,256,500	39,894,920
Sanofi SA ADR	1,127,400	36,978,720

		158,146,215

Technology (21.1%)
Applied Materials, Inc.	3,672,300	38,008,305
eBay, Inc. †	1,469,000	43,320,810
Flextronics International Ltd. †	6,778,200	38,161,266
Microsoft Corp.	2,304,100	57,349,049
Symantec Corp. †	2,429,300	39,597,590
Texas Instruments, Inc.	1,705,500	45,451,575
Visa, Inc., Class A	513,200	43,991,504
Western Digital Corp. †	407,100	10,470,612

		316,350,711

See Notes to the Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Concluded)

SEPTEMBER 30, 2011 (Unaudited)

	Share Amount	Market Value
Utilities (8.0%)
AES Corp. †	4,154,000	$40,543,040
Exelon Corp.	1,105,200	47,092,572
Public Service Enterprise Group, Inc.	979,900	32,699,263

		120,334,875

Total Common Stocks (cost $1,564,032,914)		$1,470,419,089

Short-Term Investments (3.2%)
Money Market Fund (3.2%)
Western Asset Institutional U.S. Treasury Fund, 0.01% (cost $47,416,396) (a)	47,416,396	$47,416,396

Total Investments (101.2%) (cost $ 1,611,449,310) *		$1,517,835,485
Liabilities less Other Assets (-1.2%)		(18,311,380)

Net Assets ( 100.0% )		$1,499,524,105

(a)	Rate disclosed is as of September 30, 2011.
†	Non-income producing security

ADR — American Depositary Receipt

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of :

Gross Unrealized Appreciation	$122,126,118
Gross Unrealized Depreciation	(215,739,943)

Net Unrealized Appreciation (Depreciation)	$(93,613,825)

See Notes to the Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO THE SCHEDULE OF INVESTMENTS (Unaudited)

SEPTEMBER 30, 2011

1.    Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “Act”). The investment objective of the Fund is growth of capital.

2.    Significant Accounting Policies

This Schedule of Investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a)  Security Valuation

Exchange traded securities (including those traded on the National Association of Securities Dealers’ Automated Quotation system) are valued at the last quoted sale price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Fixed-income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at net asset value (“NAV”). Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board of Directors if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair value estimates are based on judgments regarding the current economic environment, financial reports, credit, collateral and other such factors. Fair valuation could result in a NAV different from one determined by using market quotations.

SOUND SHORE FUND, INC.

NOTES TO THE SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

SEPTEMBER 30, 2011

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical assets

• Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed-income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the inputs used to value the Fund’s investments in securities as of September 30, 2011:

Valuation Inputs	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stocks	$1,470,419,089	$—	$—	$1,470,419,089
Short-Term Investments	47,416,396	—	—	47,416,396

Total Investments	$1,517,835,485	$—	$—	$1,517,835,485

At September 30, 2011, all equity securities and open-end mutual funds were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by industry type.

The Fund’s policy is to disclose significant transfers between Levels based on valuations at the end of the reporting period. There were no significant transfers between Levels 1, 2, or 3 as of September 30, 2011, based on the valuation input levels on December 31, 2010.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In

SOUND SHORE FUND, INC.

NOTES TO THE SCHEDULE OF INVESTMENTS (Unaudited) (Concluded)

SEPTEMBER 30, 2011

addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements and related disclosures has not been determined.

b)  Security Transactions

Security transactions are recorded on a trade date basis.

3.    Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was available to be issued.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and

Distribution Paying Agent

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Fund Counsel

Dechert LLP

New York, New York

Counsel to the Independent Directors

Wilmer Cutler Pickering Hale

and Dorr, LLP

New York, New York

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

Chicago, Illinois

107-QR-0911

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

(800) 551-1980

Quarterly Letter to Shareholders

(Unaudited)

SEPTEMBER 30, 2011